Impact of the Covid-19 pandemic and oil price decline	6 Months Ended
Jun. 30, 2020
Impact of the Covid-19 pandemic and oil price decline [abstract]
Impact of the Covid-19 pandemic and oil price decline

8 Impact of the Covid-19 pandemic and oil price decline

A considerable decline in oil prices during 2020, triggered among other factors by lower demand due to the Covid-19 pandemic, continues to significantly impact the energy industry and Equinor. High volatility in short-term oil prices has continued subsequent to the second quarter end. The full extent, duration and consequences of the Covid-19 pandemic and the resulting operational and economic impact for Equinor cannot be ascertained at this time. However, resulting changes in market risk and economic circumstances in the second quarter of 2020 impact certain of Equinor’s assumptions about the future and related sources of estimation uncertainty. Updates of certain information previously provided in Equinor’s Annual financial statement for 2019, as well as other relevant information, are consequently included below.

Long-term risk-free interest rates (10 years) have decreased by approximately 1.3 percentage points in the period from year-end 2019 to 30 June 2020, while Equinor’s own credit spread at the end of the second quarter was somewhat higher than end of 2019 due to the current market situation. Equinor has maintained the rating from the rating agencies. The discount rates applied at 30 June 2020 in the estimation of impairments, certain fair values of assets and liabilities, and other relevant elements have consequently not changed materially compared to year-end 2019. The discount rate applied for ARO estimation has decreased by 0.6 percentage points.

Due to market developments and related consequences, certain Equinor suppliers and customers have indicated that contractual clauses such as those involving force majeure are being explored. The potential impact for Equinor, if any, is uncertain at this time.

As a consequence of the imbalances in the oil market and the significant oil price decline in 2020, OPEC+ announced production cuts starting 1 May 2020. In Norway, where Equinor has production on the NCS, the Norwegian Government announced unilateral oil production cuts portioned out to relevant fields via their production licenses. Equinor has some of its oil production activities in countries affected by the implemented production cuts. Equinor complies with the revised production permits issued by the authorities. For the second quarter of 2020 the production cuts in Norway and internationally did not have significant impact on the total production.

As a measure to maintain activity in the oil and gas related industry, the Norwegian Government on 19 June 2020 enacted temporary targeted changes to Norway’s petroleum tax system for investments incurred in 2020 and 2021 and for new projects with final investment decisions submitted by end of 2022. The changes are effective from 1 January 2020 and provide companies with a direct tax deduction in the special petroleum tax (56% tax rate) instead of tax depreciation over 6 years. One of changes is that the tax uplift benefit, which has increased from 20.8%. to 24% will be recognised over one year instead of four years. Tax depreciation towards the ordinary corporate tax (22% tax rate) will continue with a six-year depreciation profile. The totality of the petroleum tax changes will increase the profitability for investments and strengthen Equinor’s’ liquidity. The impact of the retrospective application of the temporary changes in the tax regulation (changes related to first quarter) is a net income of USD 115 million included in the line item Income tax.

An updated overview of Equinor’s price assumptions as of 30 June 2020 has been provided in note 6 Property, plant and equipment and intangible assets.

Equinor has evaluated the reasonable possible changes in certain assumptions as of 30 June 2020. For interest rate, currency risk and equity price the reasonable possible change remains unchanged from 31 December 2019.

The table below contains the price risk sensitivities of Equinor's commodity-based derivatives contracts. As of 30 June 2020, the reasonable possible change in prices is deemed to be -50% /+100% based on the duration of the derivatives. Equinor enters into commodity-based derivative contracts mainly to manage short-term commodity risk. However, since none of the derivative financial instruments included in the table below are part of formal hedging relationships, any changes in their fair values would be recognised in the Consolidated statement of income.

Commodity price sensitivity	30 June 2020		31 December 2019
(in USD million)	- 50%	+ 100%	- 30%	+ 30%

Crude oil and refined products net gain/(losses)	80	(169)	569	(563)
Natural gas and electricity net gains/(losses)	187	496	(33)	49